SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                   __________________________


                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) August 29, 1996



                      Model Imperial, Inc.
       (Exact Name of Registrant as Specified in Charter)



         Florida              0-24146               11-2401732
     (State or Other        (Commission            (IRS Employer
     Jurisdiction of       File Number)           Identification
     Incorporation)                                    No.)



1243 Clint Moore Road, Boca Raton, Florida             33487
(Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code (407) 241-8244





  (Former Name or Former Address; if Changed Since Last Report)












ITEM 5.   OTHER EVENTS


     As set forth in a Current Report on Form 8-K filed by Model Imperial, Inc., a Florida corporation (the "Registrant"), with the Securities and Exchange Commission on August 1, 1996, the Registrant and its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida on July 18, 1996 (IN RE MODEL IMPERIAL, INC., ET AL., Case No. 96-32922-BKC-PGH)(jointly administered).

     On August 29, 1996, Messrs. Andrew Giordano, Peter Handal and Martin Liss, directors of the Registrant, resigned. Prior to the resignation of the directors, the Company was in the process of determining the appropriate means of continuing the investigation being conducted by the Registrant's Audit Committee within the bankruptcy setting. The investigation related to the matters contained in the Registrant's Current Reports on Form 8-K dated April 29, 1996, May 15, 1996 and May 22, 1996, filed in connection with KPMG Peat Marwick LLP's resignation as the Registrant's independent auditors. The Registrant's management believes that the directors were dissatisfied with the progress of the Audit Committee's investigation during the Registrant's bankruptcy proceedings.



                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MODEL IMPERIAL, INC.

September 13, 1996

                                   By:/s/ Harold M. Ickovics
                                      Harold M. Ickovics, Chairman
                                      of the Board, President and
                                      Chief Executive Officer